SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 25, 2005
webMethods, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of	001-15681 (Commission File Number)	54-1807654 (I.R.S. Employer
Incorporation or Organization)		Identification No.)

3877 Fairfax Ridge Road South Tower
Fairfax, Virginia	22030
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number including area code: (703) 460-2500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On October 25, 2005, webMethods, Inc. (“webMethods” or the “Company”) issued a press release announcing financial information for its fiscal second quarter ended September 30, 2005. That press release is attached as Exhibit 99.1 to this Form
8-K.
Item 7.01 Regulation FD Disclosure.
     On October 25, 2005, webMethods issued a press release that announced financial information for webMethods’ fiscal second quarter ended September 30, 2005, which is attached as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit 99.1 Press release dated October 25, 2005.*
* This exhibit is furnished to, but not filed with, the Securities and Exchange Commission

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
webMethods, Inc.
By: /s/ DAVID MITCHELL

Name:  David Mitchell
Title:   President and Chief Executive Officer
Date: October 25, 2005

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press release dated October 25, 2005.*
* This exhibit is furnished to, but not filed with, the Securities and Exchange Commission.